PROSPECTUS

Federated Large Cap Growth Fund



A Portfolio of Federated Equity Funds



CLASS A SHARES

CLASS B SHARES

CLASS C SHARES



A mutual fund seeking capital appreciation by investing primarily in large, well-established companies.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.



CONTENTS



Risk/Return Summary  1

What are the Fund's Fees and Expenses?  2

What are the Fund's Investment Strategies?  3

What are the Principal Securities in Which

the Fund Invests?  4

What are the Specific Risks of Investing in the Fund?  4

What do Shares Cost?  5

How is the Fund Sold?  7

How to Purchase Shares  8

How to Redeem and Exchange Shares  9

Account and Share Information  12

Who Manages the Fund?  13

Financial Information  14

December 23, 1998



Risk/Return Summary



WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



The  Fund's  investment  objective  is  capital  appreciation.   The  investment
objective may be changed by the Fund's Trustees without shareholder approval.



While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its objective by investing principally in common stocks of the largest growth companies traded in the U.S. based upon price to earnings ratio, price to book ratio and estimated earnings growth.



When possible, the Fund will employ tax management techniques which are designed to enhance after-tax returns.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



The value of the stocks in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money. Other risks of investing in the Fund include sector risks and risks related to investing for growth.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by an bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.



What are the Fund's Fees and Expenses?



FEDERATED LARGE CAP GROWTH FUND

FEE AND EXPENSES

This table describes the fees and expenses that you may pay when you buy, hold, and redeem shares of the Fund's Class A, B, or C Shares.



SHAREHOLDER FEES
Fees Paid Directly From Your Investment                                                    CLASS A   CLASS B   CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                                              5.50%     None      None
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as
applicable)                                                                                0.00%     5.50%     1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions)
(as a percentage of offering price)                                                        None      None      None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                                                None      None      None
Exchange Fee                                                                               None      None      None

ANNUAL FUND OPERATING EXPENSES (Before Reimbursements) 1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                             0.75%     0.75%     0.75%
Distribution (12b-1) Fee 2                                                                 0.25%     0.75%     0.75%
Shareholder Services Fee                                                                   0.25%     0.25%     0.25%
Other Expenses                                                                             0.20%     0.20%     0.20%
Total Annual Fund Operating Expenses                                                       1.45%     1.95% 3   1.95%
1 Although not contractually obligated to do so, the distributor will reimburse certain amounts. These are shown below along with the net expenses the Fund would actually pay for the fiscal year ending October 31, 1999.
 Reimbursements of Fund Expenses                                                           0.25%     0.00%     0.00%
 Total Actual Annual Fund Operating Expenses (after reimbursements)                        1.20%     1.95%     1.95%
2  Class  A  Shares  have  no  present  intention  of  paying  or  accruing  the distribution (12b-1) fee during the fiscal year ending October 31, 1999. 3 Class
B  Shares  convert  to  Class  A  Shares  (which  pay  lower  ongoing  expenses)
approximately eight years after purchase.




EXAMPLE



This Example is intended to help you compare the cost of investing in the Fund's Class A, B, and C Shares with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Fund's Class A, B, and C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, and C Shares operating expenses are BEFORE REIMBURSEMENTS as estimated above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                       1 YEAR   3 YEARS
CLASS A SHARES
Expenses assuming redemption        $695      $939
Expenses assuming no redemption     $695      $939
CLASS B SHARES
Expenses assuming redemption        $765    $1,050
Expenses assuming no redemption     $198      $612
CLASS C SHARES
Expenses assuming redemption        $301      $612
Expenses assuming no redemption     $198      $612




What are the Fund's Investment Strategies?

The Fund pursues its objective by investing in equity securities, primarily common stocks, of the largest growth companies traded in the U.S. stock markets. The Fund's portfolio will hold approximately 100 stocks. To identify these companies, the Adviser will examine the expected price to earnings ratio, price to book ratio and estimated earnings growth and categorize each stock as growth or value. The Adviser will then pick the largest growth stocks based on market capitalization. The Adviser will also analyze each company's financial performance and business fundamentals to determine how much the Fund should invest in each company.

Utilizing its stock selection disciplines, the Fund's Adviser will review and update its list of approximately 100 growth stocks. Stocks in the Fund's portfolio will be sold if they no longer fall within the category of the largest growth stocks.

The Fund will employ tax management techniques which are designed to minimize capital gains distributions while maximizing after-tax returns. For example, it will generally buy securities that it intends to hold over the long term, and avoid short-term trading. In deciding which securities to sell, the Fund's investment adviser will consider their capital gain or loss situation, and may attempt to offset capital gains by selling securities that have gone down in value or that have the highest cost basis. Also, the Fund's investment adviser generally will consider selling any security that has not met its expectations for growth, in which case the capital gain would be relatively small. Successful application of this strategy will result in shareholders incurring capital gains when they ultimately sell their shares.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

DEPOSITARY RECEIPTS

Depositary receipts represent interest in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

* The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.


* The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

* Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

RISKS RELATED TO INVESTING FOR GROWTH

* Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on an analyst's downward earnings estimate revision, a negative fundamental development, or other adverse market development. Further, growth stocks tend to have lower dividend yields than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to higher yielding stocks.

CURRENCY RISKS

* Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

* The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF FOREIGN INVESTING

* Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

* Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the United States.

What do Shares Cost?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form, it is processed at the next determined net asset value (NAV) plus any applicable sales charge (the public offering price).

NAV is determined at the end of regular trading (normally 4 p.m. Eastern time) each day the NYSE is open.

The Fund's current NAV and public offering price may be found in the mutual fund section of local newspapers under "Federated" and the appropriate class designation listing.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.



                              MAXIMUM SALES CHARGE
               MINIMUM
               INITIAL/                    CONTINGENT
               SUBSEQUENT     FRONT-END    DEFERRED
SHARES         INVESTMENT     SALES        SALES
OFFERED        AMOUNTS 1      CHARGE 2     CHARGE 3
Class A         $1,500/$100   5.50%        0.00%
Class B         $1,500/$100   None         5.50%
Class C         $1,500/$100   None         1.00%




1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after eight full years from the purchase date. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."



SALES CHARGE WHEN YOU PURCHASE

CLASS A SHARES
                                     Sales Charge
                                     as a Percentage     Sales Charge
                                     of Public           as a Percentage
Purchase Amount                      Offering Price      of NAV
Less than $50,000                     5.50%              5.82%
$50,000 but less than $100,000        4.50%              4.71%
$100,000 but less than $250,000       3.75%              3.90%
$250,000 but less than $500,000       2.50%              2.56%
$500,000 but less than $1 million     2.00%              2.04%
$1 million or greater 1               0.00%              0.00%



1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

THE SALES CHARGE AT PURCHASE MAY BE REDUCED OR ELIMINATED BY:



* purchasing Shares in greater quantities to reduce the applicable sales charge;

* combining concurrent purchases of Shares:

- by you, your spouse, and your children under age 21; or

- of the same share class of two or more Federated Funds (other than money market funds);



* accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current value of previous Share purchases still invested in the Fund); or



* signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

THE SALES CHARGE WILL BE ELIMINATED WHEN YOU PURCHASE SHARES:



* within 120 days of redeeming Shares of an equal or lesser amount;



* by exchanging shares from the same share class of another Federated Fund (other than a money market fund);



* through wrap accounts or other investment programs where you pay the investment professional directly for services;

* through investment professionals that receive no portion of the sales charge;

* as a Federated Life Member (Class A Shares only) and their immediate family members; or

* as a Trustee or employee of the fund, the Adviser, the Distributor and their affiliates, and the immediate family memebers of these individuals.

If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, Federated Securities Corp., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on your previous purchases.



SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).



CLASS A SHARES

A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.





CLASS B SHARES
Shares Held Up To:      CDSC
1 year                  5.50%
2 years                 4.75%
3 years                 4.00%
4 years                 3.00%
5 years                 2.00%
6 years                 1.00%
7 years or more         0.00%

CLASS C SHARES
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.




YOU WILL NOT BE CHARGED A CDSC WHEN REDEEMING SHARES:

* purchased with reinvested dividends or capital gains;

* purchased within 120 days of redeeming Shares of an equal or lesser amount;

* that you exchanged into the same share class of another Federated Fund where the shares were held for the applicable CDSC holding period (other than a money market fund);

* purchased through investment professionals that did not receive advanced sales payments; or

* if after you purchase shares you become disabled as defined by the IRS.



IN ADDITION, YOU WILL NOT BE CHARGED A CDSC:



* if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;



* if your redemption is a required retirement plan distribution;



* upon the death of the last surviving shareholder(s) of the account.

If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.



TO KEEP THE SALES CHARGE AS LOW AS POSSIBLE, WE SELL YOUR SHARES IN THE FOLLOWING ORDER:

* Shares that are not subject to a CDSC;

* Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of Federated Funds that have been exchanged for Fund Shares); and



* then, the CDSC is calculated using the Share price at the time of purchase or redemption, whichever is lower.



How is the Fund Sold?



The Fund offers three share classes: Class A Shares, Class B Shares, and Class C Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through investment professionals. When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.
(Federated).



RULE 12B-1 PLAN



The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution, and customer servicing of the Fund's Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated Fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share Class and you do not specify the Class choice on your New Account Form or form of payment (Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH AN INVESTMENT PROFESSIONAL



* Establish an account with the investment professional; and



* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of the Shares and receive dividends when the Fund receives your payment.

* Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."



DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

* Send your payment to the Fund by Federal Reserve wire or check.



You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.



BY WIRE

Send your wire to:

State Street Bank and Trust Company

Boston, MA



Dollar Amount of Wire



ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number, or Group Number



Nominee/Institution Name

Fund Name and Number and Account Number



You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company



P.O. Box 8600



Boston MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, send it to:

Federated Shareholder Services Company



1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).



THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM



Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARINGHOUSE (ACH)



Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS



You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss these retirement investments with your tax adviser. You may be subject to an annual IRA account fee.



How to Redeem and Exchange Shares

You should redeem or exchange Shares:

* through an investment professional if you purchased Shares through an investment professional; or



* directly from the Fund if you purchased Shares directly from the Fund.



THROUGH AN INVESTMENT PROFESSIONAL



Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.



DIRECTLY FROM THE FUND



BY TELEPHONE



You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.



BY MAIL



You may redeem or exchange Shares by mailing a written request to the Fund.



You will receive a redemption amount based on the next calculated NAV after your written request is received by the Fund in proper form.



Send requests by mail to:


Federated Shareholder Services Company



P.O. Box 8600

Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317



All requests must include:

* Fund Name and Share Class, account number and account registration;

* amount to be redeemed or exchanged;

* signatures of all Shareholders exactly as registered; and

* IF EXCHANGING, the Fund Name and Share Class, account number and account registration, into which you are exchanging.



Call your investment professional or the Fund if you need special instructions.



SIGNATURE GUARANTEES

Signatures must be guaranteed if:



* your redemption will be sent to an address other than the address of record;

* your redemption will be sent to an address of record that was changed within the last thirty days;

* a redemption is payable to someone other than the shareholder(s) of record; or

* IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union, or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or



* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.



REDEMPTION IN KIND



Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

* to allow your purchase to clear;

* during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.



You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.



EXCHANGE PRIVILEGES

You may exchange Shares of the Fund into Shares of the same class of another Federated Fund. To do this, you must:



* ensure that the account registrations are identical;



* meet any minimum initial investment requirements; and

* receive a prospectus for the fund into which you wish to exchange.



An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or investment adviser may determine from the amount, frequency, and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.



SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM



You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

SYSTEMATIC WITHDRAWAL PROGRAM (SWP) ON CLASS B SHARES



You will not be charged a CDSC on SWP redemptions if:

* you redeem 12% or less of your account value in a single year;

* your account is at least one year old;

* you reinvest all dividends and capital gains distributions; and

* your account has at least a $10,000 balance when you establish the SWP (you cannot aggregate multiple Class B Share accounts to meet this minimum balance).

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem only at a rate of 1% monthly, 3% quarterly, or 6% semi-annually.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS



The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund does not issue share certificates.



Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS



The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.



ACCOUNTS WITH LOW BALANCES



Due to the high cost of maintaining accounts with low balances, non- retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.



TAX INFORMATION



The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividend and capital gains distributions are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.



TAX-SENSITIVE APPROACH TO INVESTING

When possible, and when doing so does not jeopardize the primary objective of the Fund, the Fund will be managed in an attempt to keep its distributions of capital gains relatively low. Whenever a mutual fund sells a stock out of its portfolio, it is likely to "realize" either a capital gain (if the stock has risen in value) or a capital loss (if the stock has fallen in value) equal to the difference between the price the fund paid to acquire the stock and the price at which it sells the stock. Each year, mutual funds are required to determine if their capital gains exceed their capital losses, and generally must distribute any such "net capital gains" to their shareholders. Shareholders must then pay capital gains taxes on these distributions. The Fund will try to keep its capital gains distributions relatively low.



Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Management. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.



Mr. Grefenstette has been a portfolio manager of the Fund since the Fund's inception on December 23, 1998. Mr. Grefenstette joined Federated
Investors in 1992 and has been a Vice President of the Fund's investment adviser since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's investment adviser, and served as an Investment Analyst of the investment adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Salvatore Esposito has been a portfolio manager of the Fund since the Fund's inception on December 23, 1998. Mr. Esposito joined Federated Investors in 1995 as an Investment Analyst of the Fund's adviser and has been an Assistant Vice President of the Fund's adviser since October 1997. From 1987 to 1995, Mr. Esposito served in various positions at PNC Bank, culminating in that of Vice President/Lead Reviewer. Mr. Esposito earned his M.B.A., concentrating in Finance, from Duquesne University.



The Adviser and other subsidiaries of Federated advise and/or provide administrative services to more than 300 mutual funds and private accounts, which total over $120 billion in assets as of December 31, 1997. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with more than 2,000 employees. Over 4,000 financial intermediaries make Federated Funds available to their customers.



ADVISORY FEES



The Adviser receives an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.



YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information



The Fund will have a fiscal year end of October 31. As this is the Fund's first fiscal year, financial information is not yet available.

[Graphic]

PROSPECTUS

Federated Large Cap Growth Fund

A Portfolio of Federated Equity Funds

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES



December 23, 1998

A Statement of Additional Information dated December 23, 1998, (SAI) is incorporated by reference into this prospectus. To obtain the SAI without charge call the Fund at 1-800-341-7400. To obtain other information, call your investment professional or the Fund.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.


 [Graphic]

 Federated Large Cap Growth Fund

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor



Investment Company Act File No. 811-4017

Cusip 314172842

Cusip 314172834

Cusip 314172826

G02515-01 (12/98)



[Graphic]


STATEMENT OF ADDITIONAL INFORMATION

Federated Large Cap Growth Fund

A Portfolio of Federated Equity Funds

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES



This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Large Cap Growth Fund dated December 23, 1998. Obtain the prospectus without charge by calling 1-800-341-7400.

December 23, 1998



CONTENTS



How is the Fund Organized?  1

Securities in Which the Fund Invests  1

What do Shares Cost?  6

How is the Fund Sold?  7

Exchanging Securities for Shares  8

Subaccounting Services  9

Redemption in Kind  9

Massachusetts Partnership Law  9

Account and Share Information  9

Tax Information  9

Who Manages and Provides Services to the Fund?  10

How Does the Fund Measure Performance?  13

Who is Federated Investors, Inc.?  14

Investment Ratings  15

Addresses  17




 [Graphic]

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor


 Federated is a registered mark of Federated Investors, Inc.
 1998 (C)Federated Investors, Inc.

 [Graphic]



G02515-02 (12/98)



How is the Fund Organized?



The Fund is a diversified portfolio of Federated Equity Funds (the Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the Board) has established three classes of shares of the Fund, known as Class A Shares, Class B Shares, and Class C Shares (Shares). This SAI relates to all classes of the above-mentioned Shares.



Securities in Which the Fund Invests



In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

Following is a table that indicates which types of securities are a:

P = Principal investment of the Fund; or

A = Acceptable (but not principal) investment of the Fund;



                                                        FEDERATED
                                                        LARGE-CAP
SECURITIES                                              GROWTH FUND
Equity Securities                                       P
Common Stocks                                           P
Preferred Stocks                                        A
Real Estate Investment Trusts                           A
Warrants                                                A
Fixed Income Securities                                 A
Treasury Securities                                     A
Agency Securities                                       A
Bank Instruments                                        A
Convertible Securities                                  A
Foreign Securities                                      A
Depository Receipts                                     P
Derivative Contracts                                    A
Futures Contracts                                       A
Options                                                 A
Repurchase Agreements                                   A
Reverse Repurchase Agreements                           A
When Issued Transactions                                A
To Be Announced Securities                              A
Securities Lending                                      A
Asset Coverage                                          A
Investing in Securities of Other Investment Companies   A


SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Investors regard treasury securities as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.



CONVERTIBLE SECURITIES



Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States, if:

* it is organized under the laws of, or has a principal office located in, another country;

* the principal trading market for its securities is in another country; or

* it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue, or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject currency risks and risks of foreign investing.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.



DERIVATIVE CONTRACTS



Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

* Buy call options on financial futures contracts in anticipation of an increase in the value of the underlying asset.

* Buy put options on financial futures contracts in anticipation of a decrease in the value of the underlying asset.

* Write call options on financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

* Write put options on financial futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

The Fund may also buy or write options to close out existing options positions.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

When Issued Transactions

When issued transactions are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, when issued transactions create market risks for the Fund. When issued transactions also involve credit risks in the event of a counterparty default.

To Be Announced (TBA) Securities

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific
underlying  mortgages  until  it  issues  the  security.   TBA  mortgage  backed
securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

INVESTMENT RISKS

STOCK MARKET RISKS

* The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

* The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

* Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

* Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

* Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

*  OTC  derivative   contracts  generally  carry  greater  liquidity  risk  than exchange-traded contracts.

CURRENCY RISKS

* Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

* The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF FOREIGN INVESTING

* Foreign securities pose additional risks because foreign economic or political conditions may be less favorable that those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

* Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.

LEVERAGE RISKS

* Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

BOND MARKET RISKS

* Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

* Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

* Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

* Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

* Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

* Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.



INVESTMENT LIMITATIONS



SELLING SHORT AND BUYING ON MARGIN



The Fund will not sell securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contract or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY



The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.



PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets; margin deposits for the sale of financial futures contracts and related options, and segregation nor collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except to the extent that the Fund may engage in transactions involving futures contracts or options on futures contracts.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.



The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.



INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the Trustees to be liquid.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

* for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

* in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

* for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;



* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and



* for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

What do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE



You can reduce or eliminate the applicable front-end sales charge as follows:



QUANTITY DISCOUNTS



Larger purchases of the same Share class can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.



ACCUMULATED PURCHASES

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

CONCURRENT PURCHASES



You can combine concurrent purchases of the same Share class of two or more Federated Funds in calculating the applicable sales charge.

LETTER OF INTENT-CLASS A SHARES

You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.



REINVESTMENT PRIVILEGE



You may reinvest, within 120 days, your redemption proceeds at the next determined NAV, without any sales charge.



PURCHASES BY AFFILIATES OF THE FUND

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:



* the Trustees, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;

* Employees of State Street Bank Pittsburgh who started their employment on January 1, 1998, and were employees of Federated Investors on December 31, 1997;



* any associated person of an investment dealer who has a sales agreement with the Distributor; and



* trusts, pension or profit-sharing plans for these individuals.Federated Life Members



Shareholders  of the Fund known as  "Federated  Life  Members"  are exempt  from
paying  any  front-end  sales  charge.   These  shareholders   joined  the  Fund
originally:



* through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or

* as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987.



REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

These reductions or eliminations are offered because no sales commissions have been advanced to the selling financial intermediary, the shareholder has already paid a Contingent Deferred Sales Charge (CDSC), or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:



*  following  the death or  post-purchase  disability,  as  defined  in  Section
72(m)(7)  of  the  Internal   Revenue  Code  of  1986,  of  the  last  surviving
shareholder;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan in Federated Funds to a shareholder who has attained the age of 70-1/2;

* which are involuntary redemptions processed by the Fund because the accounts do not meet minimum balance requirements;

* which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program;

* of Shares that represent a reinvestment within 120 days of a previous redemption;

* of Shares held by the Trustees, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; employees of any investment professionals that sell Shares according to a sales agreement with the Distributor; and the immediate family members of the above persons; and

* of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professionals, to the extent that no payments were advanced for purchases made through these entities.



How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES



The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professional for sales and/or administrative services. Any payments to investment professional in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.



RULE 12B-1 PLAN



As a compensation type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of bank, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. Also, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.



The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.



Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third-parties who have advanced commissions to investment professionals.



SHAREHOLDER SERVICES



The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and pay them fees.



SUPPLEMENTAL PAYMENTS



Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution- related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

When an investment professional's customer purchases shares, the investment professional may receive:



* an amount equal to 0.50% of the NAV of Class A Shares under certain qualified retirement plans as approved by the Distributor. (Such payments are subject to a reclaim from the financial intermediary should the assets leave the program within 12 months after purchase.)

* an amount up to 5.50% and 1.00%, respectively, of the NAV of Class B and C Shares.



In addition, the Distributor may pay a financial intermediary 0.25% of the purchase price of $1 million or more of Class A Shares that its customer has not redeemed over the first year.



CLASS A SHARES

Investment professionals purchasing Class A Shares for their customers are eligible to receive an advance payment from the Distributor based on the following breakpoints:

                            ADVANCE PAYMENTS
                            AS A PERCENTAGE OF
AMOUNT                      PUBLIC OFFERING PRICE
First $1 - $5 million       0.75%
Next $5 - $20 million       0.50%
Over $20 million            0.25%

For accounts with assets over $1 million, the dealer advance payments resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance payments will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer advance payments. Certain retirement accounts may not be eligible for this program.



A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase. The CDSC does not apply under certain investment programs where the investment professional does not receive an advance payment on the transaction including, but not limited to, trust accounts and wrap programs where the investor pays an account level fee for investment management.

Exchanging Securities for Shares



You may contact the Distributor to request a purchase of Shares in an exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Subaccounting Services



Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind



Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.



Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

Tax Information

FEDERAL INCOME TAX



The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.



The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.



Who Manages and Provides Services to the Fund?



BOARD OF TRUSTEES



The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following data: name, address, birthdate, present position(s) held with the Trust, principal occupations for the past five years and other notable positions held, total compensation received as a Trustee from the Trust for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Trust is comprised of five funds and the Federated Fund Complex is comprised of 56 investment companies, whose investment advisers are affiliated with the Fund's Adviser.



An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.




NAME                                                                                                         TOTAL
BIRTHDATE                                                                                     AGGREGATE      COMPENSATION
ADDRESS                          PRINCIPAL OCCUPATIONS                                        COMPENSATION   FROM TRUST
POSITION WITH TRUST              FOR PAST 5 YEARS                                             FROM  TRUST    AND FUND COMPLEX
JOHN F. DONAHUE*# 1              Chief Executive Officer and Director or Trustee of the          $0          $0 for the Trust and
Birthdate: July 28, 1924         Federated Fund Complex. Chairman and Director, Federated                    56 other investment
Federated Investors Tower        Investors, Inc.; Chairman and Trustee, Federated Advisers,                  companies in the
1001 Liberty Avenue              Federated Management, and Federated Research; Chairman and                  Fund Complex
Pittsburgh, PA                   Director, Federated Research Corp. and Federated Global
CHAIRMAN AND TRUSTEE             Research Corp.; Chairman, Passport Research, Ltd.


THOMAS G. BIGLEY                 Director or Trustee of the Federated Fund Complex; Director,    $1,454      $111,222 for the
Birthdate: February 3, 1934      Member of Executive Committee, Children's Hospital of                       Trust and
15 Old Timber Trail              Pittsburgh; formerly: Senior Partner, Ernst & Young LLP;                    56 other investment
Pittsburgh, PA                   Director, MED 3000 Group, Inc.; Director, Member of                         companies in the
TRUSTEE                             Executive Committee, University of Pittsburgh.                           Fund Complex

JOHN T. CONROY, JR.              Director or Trustee of the Federated Fund Complex;              $1,600      $112,362 for the
Birthdate: June 23, 1937         President, Investment Properties Corporation; Senior Vice                   Trust and
Wood/IPC Commercial Dept.        President, John R. Wood and Associates, Inc., Realtors;                     56 other investment
John R. Wood Associates, Inc.    Partner or Trustee in private real estate ventures in                       companies in the
Realtors                         Southwest Florida; formerly: President, Naples Property                     Fund Complex
3255 Tamiami Trial North         Management, Inc. and Northgate Village Development
Naples, FL                       Corporation.
TRUSTEE

NICHOLAS CONSTANTAKIS 2          Director or Trustee of the Federated Fund Complex; formerly:    $0          $0 for the
Birthdate: September 3, 1939     Partner, Andersen Worldwide SC.                                            Trust and
175 Woodshire Drive                                                                                          36 other investment
Pittsburgh, PA                                                                                               companies in the
TRUSTEE                                                                                                      Fund Complex

WILLIAM J. COPELAND              Director or Trustee of the Federated Fund Complex; Director     $1,600      $112,362 for the
Birthdate: July 4, 1918          and Member of the Executive Committee, Michael Baker, Inc.;                 Trust and
One PNC Plaza-23rd Floor         formerly: Vice Chairman and Director, PNC Bank, N.A., and                   56 other investment
Pittsburgh, PA                   PNC Bank Corp.; Director, Ryan Homes, Inc.                                  companies in the
TRUSTEE                          Retired: Director, United Refinery; Director, Forbes Fund;                  Fund Complex
                                 Chairman, Pittsburgh Foundation; Chairman, Pittsburgh Civic
                                 Light Opera.

JAMES E. DOWD, ESQ.              Director or Trustee of the Federated Fund Complex; Attorney-    $1,600      $112,362 for the
Birthdate: May 18, 1922          at-law; Director, The Emerging Germany Fund, Inc.                           Trust and
571 Hayward Mill Road            Retired: President, Boston Stock Exchange, Inc.; Regional                   56 other investment
Concord, MA                      Administrator, United States Securities and Exchange                        companies in the
TRUSTEE                          Commission.                                                                 Fund Complex

LAWRENCE D. ELLIS, M.D.*         Director or Trustee of the Federated Fund Complex; Professor    $1,454      $111,222 for the
Birthdate: October 11, 1932      of Medicine, University of Pittsburgh; Medical Director,                    Trust and
3471 Fifth Avenue                University of Pittsburgh Medical Center - Downtown;                         56 other investment
Suite 1111                       Hematologist, Oncologist, and Internist, Presbyterian and                   companies in the
Pittsburgh, PA                   Montefiore Hospitals; Member, National Board of Trustees,                   Fund Complex
TRUSTEE                             Leukemia Society of America.

EDWARD L. FLAHERTY, JR., ESQ. #  Director or Trustee of the Federated Fund Complex; Attorney,    $1,600      $122,362 for the
Birthdate: June 18, 1924         of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N                 Trust and
Miller, Ament, Henny & Kochuba   Park Restaurants, Inc.; formerly: Counsel, Horizon                          56 other investment
205 Ross Street                  Financial, F.A., Western Region; Partner, Meyer and                         companies in the
Pittsburgh, PA                   Flaherty.                                                                   Fund Complex
TRUSTEE

NAME                                                                                                         TOTAL
BIRTHDATE                                                                                     AGGREGATE      COMPENSATION
ADDRESS                          PRINCIPAL OCCUPATIONS                                        COMPENSATION   FROM TRUST
POSITION WITH TRUST              FOR PAST 5 YEARS                                             FROM  TRUST    AND FUND COMPLEX
PETER E. MADDEN                  Director or Trustee of the Federated Fund Complex; formerly:    $1,454      $111,222 for the
Birthdate: March 16, 1942        Representative, Commonwealth of Massachusetts General Court;                Trust and
One Royal Palm Way               President, State Street Bank and Trust Company and State                    56 other investment
100 Royal Palm Way               Street Corporation.                                                         companies in the
Palm Beach, FL                   Retired: Director, VISA USA and VISA International; Chairman                Fund Complex
TRUSTEE                          and Director, Massachusetts Bankers Association; Director,
                                 Depository Trust Corporation.

JOHN E. MURRAY, JR., J.D., S.J.D.Director or Trustee of the Federated Fund Complex;              $1,454      $111,222 for the
Birthdate: December 20, 1932     President, Law Professor, Duquesne University; Consulting                   Trust and
President, Duquesne University   Partner, Mollica & Murray.                                                  56 other investment
Pittsburgh, PA                   Retired: Dean and Professor of Law, University of Pittsburgh                companies in the
TRUSTEE                             School of Law; Dean and Professor of Law, Villanova                      Fund Complex
                                 University School of Law.

WESLEY W. POSVAR                 Director or Trustee of the Federated Fund Complex;              $1,454      $111,222 for the
Birthdate: September 14, 1925    President, World Society of Ekistics, Athens; Professor,                    Trust and
1202 Cathedral of Learning       International Politics; Management Consultant; Trustee,                     56 other investment
University of Pittsburgh         Carnegie Endowment for International Peace, RAND                            companies in the
Pittsburgh, PA                   Corporation, Online Computer Library Center, Inc., National                 Fund Complex
TRUSTEE                          Defense University and U.S. Space Foundation; President
                                 Emeritus, University of Pittsburgh; Founding Chairman,
                                 National Advisory Council for Environmental Policy and
                                 Technology, Federal Emergency Management Advisory Board and
                                 Czech Management Center, Prague.
                                 Retired: Professor, United States Military Academy;
                                 Professor, United States Air Force Academy.

MARJORIE P. SMUTS                Director or Trustee of the Federated Fund Complex; Public       $1,454      $111,222 for the
Birthdate: June 21, 1935         Relations/Marketing/Conference Planning.                                    Trust and
4905 Bayard Street               Retired: National Spokesperson, Aluminum Company of America;                56 other investment
Pittsburgh, PA                   business owner.                                                             companies in the
TRUSTEE                                                                                                      Fund Complex

GLEN R. JOHNSON                  Trustee, Federated Investors, Inc.; staff member, Federated     $0          $0 for the
Birthdate: May 2, 1929           Securities Corp.                                                            Trust and
Federated Investors Tower                                                                                    8 other investment
1001 Liberty Avenue                                                                                          companies in the
Pittsburgh, PA                                                                                               Fund Complex
PRESIDENT

J. CHRISTOPHER DONAHUE 1         President or Executive Vice President of the Federated Fund     $0          $0 for the
Birthdate: April 11, 1949        Complex; Director or Trustee of some of the Funds in the                    Trust and
Federated Investors Tower        Federated Fund Complex; President and Director, Federated                   18 other investment
1001 Liberty Avenue              Investors, Inc.; President and Trustee, Federated Advisers,                 companies in the
Pittsburgh, PA                   Federated Management, and Federated Research; President and                 Fund Complex
EXECUTIVE VICE PRESIDENT         Director, Federated Research Corp. and Federated Global
                                 Research Corp.; President, Passport Research, Ltd.; Trustee,
                                 Federated Shareholder Services Company; Director, Federated
                                 Services Company.

EDWARD C. GONZALES               Trustee or Director of some of the Funds in the Federated       $0          $0 for the
Birthdate: October 22, 1930      Fund Complex; President, Executive Vice President and                       Trust and
Federated Investors Tower        Treasurer of some of the Funds in the Federated Fund Complex;               1 other investment
1001 Liberty Avenue              Vice Chairman, Federated Investors, Inc.; Vice President,                   company in the
Pittsburgh, PA                   Federated Advisers, Federated Management, Federated                         Fund Complex
EXECUTIVE VICE PRESIDENT         Research, Federated Research Corp., Federated Global
                                 Research Corp. and Passport Research, Ltd.; Executive Vice
                                 President and Director, Federated Securities Corp.; Trustee,
                                 Federated Shareholder Services Company.

JOHN W. MCGONIGLE                Executive Vice President and Secretary of the Federated Fund    $0          $0 for the
Birthdate: October 26, 1938      Complex; Executive Vice President, Secretary, and Director,                 Trust and
Federated Investors Tower        Federated Investors, Inc.; Trustee, Federated Advisers,                     56 other investment
1001 Liberty Avenue              Federated Management, and Federated Research; Director,                     companies in the
Pittsburgh, PA                   Federated Research Corp. and Federated Global Research                      Fund Complex
EXECUTIVE VICE PRESIDENT         Corp.; Director, Federated Services Company; Director,
                                 Federated Securities Corp.

RICHARD J. THOMAS                Treasurer of the Federated Fund Complex; Vice President -       $0          $0 for the
Birthdate: June 17, 1954         Funds Financial Services Division, Federated Investors,                     Trust and
Federated Investors Tower        Inc.; Formerly: various management positions within Funds                   56 other investment
1001 Liberty Avenue              Financial Services Division of Federated Investors, Inc.                    companies in the
Pittsburgh, PA                                                                                               Fund Complex
TREASURER

NAME                                                                                                         TOTAL
BIRTHDATE                                                                                     AGGREGATE      COMPENSATION
ADDRESS                          PRINCIPAL OCCUPATIONS                                        COMPENSATION   FROM TRUST
POSITION WITH TRUST              FOR PAST 5 YEARS                                             FROM  TRUST    AND FUND COMPLEX
RICHARD B. FISHER                President or Vice President of some of the Funds in the         $0          $0 for the
Birthdate: May 17, 1923          Federated Fund Complex; Director or Trustee of some of the                  Trust and
Federated Investors Tower        Funds in the Federated Fund Complex; Executive Vice                         6 other investment
1001 Liberty Avenue              President, Federated Investors, Inc.; Chairman and Director,                companies in the
Pittsburgh, PA                   Federated Securities Corp.                                                  Fund Complex
VICE PRESIDENT

JAMES E. GREFENSTETTE            Vice President, Federated Investment Counseling, Federated      $0          $0 for the
Birthdate: November 7, 1962      Advisers, Federated Global Research Corp., Federated                        Trust and
Federated Investors Tower        Management, Federated Research, Federated Research Corp. and                no other investment
1001 Liberty Avenue              Passport Research, Ltd.; Formerly: Assistant Vice President                 companies in the
Pittsburgh, PA                   and Investment Analyst, Federated Advisers, Federated                       Fund Complex
SENIOR PORTFOLIO MANAGER/        Management, Federated Research, and Federated Research
VICE PRESIDENT                   Corp.; and Assistant Vice President, Federated Global
                                 Research Corp.

AASH M. SHAH                     Vice President, Federated Investment Counseling, Federated      $0         $0 for the
Birthdate: December 16, 1964     Advisers, Federated Global Research Corp., Federated                       Trust and
Federated Investors Tower        Management, Federated Research, Federated Research Corp. and               no other investment
1001 Liberty Avenue              Passport Research, Ltd.; Formerly: Vice President, Federated               companies in the
Pittsburgh, PA                   Investment Counseling Institutional Portfolio Management                   Fund Complex
SENIOR PORTFOLIO MANAGER/        Services Division; Assistant Vice President and Investment
VICE PRESIDENT                   Analyst, Federated Advisers, Federated Management, Federated
                                 Research, Federated Global Research Corp., and Federated
                                 Research Corp.

J. THOMAS MADDEN                 Chief Investment Officer of this Fund and various other         $0        $0 for the
Birthdate: October 22, 1945      Funds in the Federated Fund Complex; Executive Vice                        Trust and
Federated Investors Tower        President, Federated Investment Counseling, Federated Global               12 other investment
1001 Liberty Avenue              Research Corp., Federated Advisers, Federated Management,                  companies in the
Pittsburgh, PA                   Federated Research, and Passport Research, Ltd.; Vice                      Fund Complex
CHIEF INVESTMENT OFFICER         President, Federated Investors, Inc.; Formerly: Executive
                                 Vice  President  and  Senior  Vice   President,
                                 Federated Investment  Counseling  Institutional
                                 Portfolio Management Services Division;  Senior
                                 Vice  President,   Federated   Research  Corp.,
                                 Federated   Advisers,   Federated   Management,
                                 Federated Research, and Passport Research, Ltd.


1 Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.

2 Mr. Constantakis became a member of the board of Trustees on February 23, 1998. He did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.



INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly-owned subsidiary of Federated Investors, Inc.

The Adviser shall not be liable to the Trust, the Fund, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated Investors in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

                                 AVERAGE AGGREGATE
                                 DAILY NET ASSETS
MAXIMUM ADMINISTRATIVE FEE OF THE FEDERATED FUNDS 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million 0.100 of 1% on the next $250 million 0.075 of 1% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

Ernst & Young LLP are the independent auditors for the Fund.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of the Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a thirty-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.



To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.



PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;



* charts, graphs, and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

* discussions of economic, financial, and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and



* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:



DOW JONES INDUSTRIAL AVERAGE (DJIA)

Represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.



FINANCIAL PUBLICATIONS

The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines, among others-provide performance statistics over specified time periods.

LIPPER ANALYTICAL SERVICES, INC.

Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

MOODY'S INVESTORS SERVICE, INC., FITCH IBCA, INC. AND STANDARD &
POOR'S

Various publications.

MORNINGSTAR, INC.

An independent rating service, is the publisher of the bi-weekly Mutual Fund Values, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (S&P
500)

Composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S & P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S & P figures.

S&P 500 Barra Growth Index is constructed by sorting the S&P 500 based on their price/book ratios, with the high price/book companies making up the index.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made by teams of portfolio managers and analysts which are executed by traders dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

EQUITY FUNDS

In the equity sector, Federated Investors, Inc. has more than 27 years' experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income - William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.



MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4 trillion to the more than 6,700 funds available, according to the Investment Company Institute.

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:



FEDERATED CLIENT OVERVIEW



INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.



Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B-Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


Addresses

FEDERATED LARGE CAP GROWTH FUND

Class A Shares

Class B Shares

Class C Shares

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management

Federated Investors Tower

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT AUDITORS

Ernst & Young LLP

One Oxford Centre

Pittsburgh, PA 15219